UNITED STATES
				SECURITIES AND EXCHANGE COMMISSION
					WASHINGTON, D.C. 20549


						FORM N-CSR

		CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
					INVESTMENT COMPANIES

			Investment Company Act file number 811-8168

					Aquila Rocky Mountain Equity Fund
			(Exact name of Registrant as specified in charter)

					   380 Madison Avenue
					New York, New York 10017
			(Address of principal executive offices)  (Zip code)

					  Joseph P. DiMaggio
					  380 Madison Avenue
					New York, New York 10017
				(Name and address of agent for service)

		Registrant's telephone number, including area code:	(212) 697-6666


				Date of fiscal year end:	12/31

				Date of reporting period:	6/30/08

						FORM N-CSR

ITEM 1.  REPORTS TO STOCKHOLDERS.




SEMI-ANNUAL
REPORT

JUNE 30, 2008

                   [LOGO OF AQUILA ROCKY MOUNTAIN EQUITY FUND:
              A RECTANGLE WITH A DRAWING OF TWO MOUNTAINS AND WORDS
                      "AQUILA ROCKY MOUNTAIN EQUITY FUND"]

                             AN INVESTMENT DESIGNED
                        FOR GROWTH AT A REASONABLE PRICE

[LOGO OF THE AQUILA
GROUP OF FUNDS:                    ONE OF THE
AN EAGLE'S HEAD]             AQUILA GROUP OF FUNDS(SM)

[LOGO OF AQUILA ROCKY MOUNTAIN
EQUITY FUND: A RECTANGLE WITH A
DRAWING OF TWO MOUNTAINS AND WORDS
"AQUILA ROCKY MOUNTAIN EQUITY FUND"]

                       AQUILA ROCKY MOUNTAIN EQUITY FUND

                              "STAYING THE COURSE"

                                                                    August, 2008

Dear Fellow Shareholder,

      Bear markets are tough psychologically on a day-to-day basis. Higher levels of volatility, the media's focus on negative developments and downward earnings revisions can all be discouraging. Above all, negative returns over a six to twelve-month period are not pleasant. However, focusing on longer-term positives can help.

      1) Ibbotson data shows that over long periods of time, small cap stocks tend to outperform other major asset classes. An investment of $1.00 in 1925 in small cap stocks grew to $3,822 by 1995. This compares to that same $1.00 growing to $34 for long-term government bonds and $1,114 for large cap stocks.

      2) If we are in a recession, small caps often outperform as the stock market recovers. This occurred after recessions in 1982, 1990 and 2000.

      3) Recovery years can be powerful after the recession is over. In 2003, Rocky's Class A shares were up 40.5%.

      4) After a slowdown, the stock market begins to look ahead six months to a recovery.

      It also sometimes helps to remember that great investors welcome periods of adversity. At Berkshire Hathaway's annual meeting this year, Warren Buffett noted "If a stock (I own) goes down 50%, I'd look forward to it." In a recent story about the late John Templeton, the WALL STREET JOURNAL reported that he bought over a hundred companies trading at less than $1 per share as World War II was breaking out.

      Clearly, the last twelve months have been frustrating. Hedge funds have been forced to deleverage and many small stock holdings have been jettisoned. Microcap stocks, which over time have provided us with our greatest opportunity, were down 15.5% for the first half of 2008. Our tailwind became a headwind. Quantitative investors took a long position in the VIX (the S&P 500 volatility index) and then ran programs to increase volatility which takes its greatest toll on smaller stocks. Still, we believe it is important to stay focused on the intermediate to long-term opportunity. We continue to focus on those companies with strong new product cycles, expanding margins or innovative business plans and companies that tend to generate a lot of cash flow.


                      NOT A PART OF THE SEMI-ANNUAL REPORT

ENERGY STOCKS - POTENTIAL FOR GROWTH

      Although energy prices appear to be undergoing a correction as the global economy slows, we are pleased to note that the Rocky Mountain Region has been increasing its production profile. With geopolitical risk rising around the world, U.S. reserves of oil and natural gas are becoming more valuable. With the price of a barrel of oil rising to a high of $146 and natural gas rising to the price of $13.65 per million cubic feet in July, a month when energy prices usually weaken, all of us have become more aware of the importance of securing our energy future.

      The Rocky Mountain Region is likely to play an important role in that future. The region is home to a number of significant oil and gas reservoirs. The San Juan Basin is a roughly circular area of sedimentary rock located in northwestern New Mexico and southwestern Colorado and is one of the most prolific gas producing areas in the country. Investors are also focusing on the Piceance (pronounced pee-awnce) and Uinta Basins which straddle Colorado and Utah.

      The state of Wyoming has ten basins including the Powder River Basin, the Wind River Basin, the Shirley Basin, the Overthrust Belt, the Hanna Basin, Greater Green River Basin, the Denver-Cheyenne Basin and the Bighorn Basin. The prolific Pinedale Anticline Field is located in Sublette County.

      The Bakken play in Montana and North Dakota has been estimated to hold as much as 413 billion barrels of oil, more than Saudi Arabia's biggest field. The oil is about two miles under the surface and is locked in dolomite, a dense rock. Oil companies are currently working on new technologies to unlock the oil.

      The Rocky Mountain Region is also playing a role in development of alternative energy. Siemens recently announced that they plan to open a wind research and development facility in Boulder, Colorado. They noted that one of the attractions of the area was the National Renewable Energy laboratory in Golden, Colorado. ConocoPhillips also recently purchased a 432-acre property outside of Boulder for employee training and research exploring renewable energies and other technologies.

DRUG INDUSTRY

      In biotech and med-tech, Merit Medical announced a 62% increase in earnings for the second quarter. Myriad Genetics announced that their Alzheimer's drug failed its clinical trial, but has contributed important information in the fight against Alzheimer's Disease. Spectranetics reported a 31% increase in revenues for the second quarter from its laser products used against blood vessel and heart disease.

TECHNOLOGY

      In technology, we continue to be impressed by Microchip Technologies, a well-managed electronics company, headquartered in Chandler, Arizona that has increased its dividend every quarter for the past twenty quarters. Semitool, headquartered in Kalispell, Montana, recently


                      NOT A PART OF THE SEMI-ANNUAL REPORT
announced that bookings were up 33% from a year ago. Semitool produces proprietary production equipment for solar cells and semiconductors.

PORTFOLIO'S OUTLOOK

      Looking at the entire portfolio of Aquila Rocky Mountain Equity Fund, the average earnings two- to five-year growth rate of companies is in the 17-18% range (versus 9-10% for the S&P 500) with some companies well above that level and some companies below that level. Over the past few years we have seen price earnings multiple compression and more recently a cyclical downturn in earnings growth.

STAYING THE COURSE

      At some point over the next several years we would expect a catch-up year as price earnings multiples expand and investors anticipate an earnings recovery. Microcap stocks should also begin to contribute again. In 2003 the Russell Microcap Index was up 66.4%. While the percent of microcaps we own is below 10%, they do contribute to the overall performance of the portfolio. We would encourage investors to stay the course, despite near term challenges and look forward to better market conditions ahead.

                                   Sincerely,


/s/ Barbara S. Walchli                          /s/ Diana P. Herrmann

Barbara S. Walchli                              Diana P. Herrmann
Senior Vice President and Portfolio Manager     President and Trustee


                      NOT A PART OF THE SEMI-ANNUAL REPORT

[LOGO OF AQUILA ROCKY MOUNTAIN
EQUITY FUND: A RECTANGLE WITH A
DRAWING OF TWO MOUNTAINS AND WORDS
"AQUILA ROCKY MOUNTAIN EQUITY FUND"]

                        AQUILA ROCKY MOUNTAIN EQUITY FUND
                               SEMI-ANNUAL REPORT

                              MANAGEMENT DISCUSSION

      Aquila Rocky Mountain Equity Fund's Class A shares had a total return of -12.83% without provision for sales charges but reflecting contractually waived fund expenses, for the six months ended June 30, 2008. This compares to the Russell 2000 with a total return of -9.37% and the S&P 500 with a total return of -11.91%. The Russell Microcap Index had a total return of -15.43% for the six month period.

      We do not have a perfect benchmark or performance comparison for the Fund since we invest in companies in a specific region. At June 30, 19% of the equity investments in the Fund were in companies with a market capitalization over $10 billion (large cap companies), 45% of the equity investments in the Fund were in companies with a market capitalization between $2 billion and $10 billion (mid-cap) and 28% of the equity investments in the Fund were in companies with market capitalizations between $300 million and $2 billion (small cap). In addition, 8% of the equity investments in the Fund were in companies with market capitalizations below $300 million (micro-cap).

      While our performance was disappointing during the first half of the year, we would note that worries about rising risk in the economy and financial sector hurt small and micro-cap stocks. Market volatility hurts them since they have fewer shares outstanding so they are impacted more when investors sell or when quantitative investors are running programs to capture spreads. While this negatively impacted our year-to-date 2008 performance, it also creates buying opportunities for us and more potential for the intermediate to longer term. As the U.S. economy stabilizes in 2008, we believe investors will return to the less liquid stocks. The average earnings growth rate of the companies in the Fund is 17-18% (versus 9-10% for the S&P 500). Over time we should participate in the growth of these companies.

      During the first half of 2008, four companies in the Fund were involved in takeovers. This suggests to us that smaller companies are selling at attractive levels. The takeover of Ventana Medical based in Tucson by Roche was completed in February. Radyne Corp (Phoenix), USANA Health Sciences (Salt Lake City) and Allied Waste (Scottsdale) also have received takeover offers during the past six months. Allied Waste received a takeover offer from Republic Industries.

      If the takeover of Allied Waste goes through, Republic plans to move their headquarters from Florida to Arizona. We also saw that occur last year when Freeport-McMoran Copper & Gold acquired Phelps Dodge and moved their headquarters from Louisiana to Arizona. Freeport McMoran is now the largest company in the Rocky Mountain Region with a market capitalization around $37 billion. We believe this reflects the attractiveness of the Rocky Mountain Region to corporate executives.

      We continue to invest the Fund strategically and at mid-year had holdings of 57 companies in the portfolio across a number of industries. We work to hold our individual position sizes to around 5% of the portfolio and try to diversify the Fund across industries. We believe this helps to control specific security risk as well as industry risk. Our largest individual position size on June 30 was Microchip Technology at 5.15% of the portfolio. Microchip has recently enhanced its business model by adding internal marketing expertise to strengthen its distribution system.

      During the first half of 2008 the best performing stocks came from companies located in Colorado, Utah and Arizona. Echostar Communications (SATS), the satellite equipment and services business spun off by DISH Network January 1, rose 65.8%. DISH's CEO Charlie Ergan, has been trying to get investor recognition for the company's satellite resources and expertise and decided the best way to do it was to spin it off as a separate business. Satellites are playing an increasing role in global communications and broadcasting as well as military intelligence and operations.

      Cimarex Energy Co., headquartered in Denver and spun off by Helmerich & Payne several years ago has been improving its oil and gas production and had a total return of 64.2% over the past six months. Bill Barrett Group, an oil and gas exploration company also headquartered in Denver was up 41.9% during the first half. Bill Barrett is an aggressive company with expertise in horizontal drilling and sophisticated geological mapping.

      Questar, headquartered in Salt Lake City, had a total return of 31.9% in the first half. The company has recently added 60,000 acres in the Bakken shale oil play and has the second lowest production costs of the forty U.S. independent oil and gas companies. Knight Transportation, headquartered in Phoenix, had a total return of 24.1% in the first half after trucking demand showed improvement. In an economic downturn, trucking often is one of the first industries to show increasing demand.

      Worst performers came from New Mexico and Nevada. Although we sold some of our holdings at higher levels for all three of these companies, we did hold small partial positions in them as of June 30. First State Bancorporation, headquartered in Albuquerque, NM, was down 59.8%. MGM Mirage was down 59.7% due to weakness in Las Vegas. Shuffle Master was down 58.8% due to a change in its business model. The company is leasing rather than selling its shufflers. While long-term earnings should be more stable, near-term earnings have been impacted. Gaming stocks have been more severely impacted by the current downturn than in prior slowdowns. We believe that it is due to high gasoline prices.

      As stocks decline in price, we may sell all or part of our position in order to harvest the short-term trading loss which we can use to offset capital gains. We can buy the stock back as soon as thirty-one days later or when we see signs of improving earnings momentum.

      Over the next four to six quarters we expect very slow growth in the U.S., as the economy is operating at close to recessionary conditions. We may not actually reach the technical definition of a recession, which is two consecutive quarters of negative growth in GDP. Still, we have seen a significant slowdown in growth.

      Leadership in the U.S. stock market appears to be shifting towards more reliable growth industries such as health care and away from those tied to global growth as we see a slowdown in the global economy. As the economy levels out, we believe investors could develop more confidence and growth leadership could expand to emerging small or microcap stocks in the U.S. Forming a stock market bottom is usually a process with the market looking ahead six months. We believe the market is currently in the process of attempting to form that bottom.

                        AQUILA ROCKY MOUNTAIN EQUITY FUND
                             SCHEDULE OF INVESTMENTS
                            JUNE 30, 2008 (UNAUDITED)


                                                                                              MARKET
     SHARES       COMMON STOCKS (99.6%)                                                       VALUE
--------------    --------------------------------------------------------------------    ------------
                  BASIC INDUSTRY (17.1%)
         30,000   Allied Waste Industries, Inc.+ .....................................    $    378,600
          7,000   American Ecology Corp. .............................................         206,710
         16,000   Ball Corp. .........................................................         763,840
          3,000   Freeport-McMoRan Copper & Gold, Inc. ...............................         351,570
          1,000   Intrepid Potash, Inc.+ .............................................          65,780
         38,000   Knight Transportation, Inc. ........................................         695,400
         11,000   Newmont Mining Corp. ...............................................         573,760
         17,000   SkyWest, Inc. ......................................................         215,050
                                                                                          ------------
                                                                                             3,250,710
                                                                                          ------------

                  BUSINESS SERVICES (3.2%)
          5,000   IHS, Inc. (Class A)+ ...............................................         348,000
         14,000   Insight Enterprises, Inc.+ .........................................         164,220
          4,000   Viad Corp. .........................................................         103,160
                                                                                          ------------
                                                                                               615,380
                                                                                          ------------

                  CAPITAL SPENDING (5.3%)
          5,000   Dynamic Materials Corp. ............................................         164,750
         16,000   Mobile Mini, Inc.+ .................................................         320,000
         24,000   Radyne Corp.+ ......................................................         274,320
         32,000   Semitool, Inc.+ ....................................................         240,320
                                                                                          ------------
                                                                                               999,390
                                                                                          ------------

                  CONSUMER CYCLICALS (1.0%)
          5,000   M.D.C. Holdings, Inc. ..............................................         195,300
                                                                                          ------------

                  CONSUMER SERVICES (14.7%)
         36,000   Coldwater Creek, Inc.+ .............................................         190,080
          5,000   Comcast Corp. (Special Class A) ....................................          93,800
         18,000   Dish Network Corp. - A+ ............................................         527,040
         16,000   International Game Technology ......................................         399,680
          8,000   Las Vegas Sands Corp.+ .............................................         379,520
          3,000   Liberty Global, Inc. Series A+ .....................................          94,290
          2,000   Liberty Media Capital Series A+ ....................................          28,800
          8,000   Liberty Media Corp. Entertainment Series A+ ........................         193,840
          7,000   Liberty Media Interactive Series A+ ................................         103,320

                                                                                             MARKET
    SHARES        COMMON STOCKS (CONTINUED)                                                   VALUE
--------------    --------------------------------------------------------------------    ------------
                  CONSUMER SERVICES (CONTINUED)
          9,335   MGM Mirage+ ........................................................    $    316,363
         14,000   PetSmart, Inc. .....................................................         279,300
         10,000   Pinnacle Entertainment, Inc.+ ......................................         104,900
         16,000   Shuffle Master, Inc.+ ..............................................          79,040
                                                                                          ------------
                                                                                             2,789,973
                                                                                          ------------

                  CONSUMER STAPLES (2.5%)
         18,000   Discovery Holding Co. Class A+ .....................................         395,280
          8,400   Rocky Mountain Chocolate Factory, Inc. .............................          80,892
                                                                                          ------------
                                                                                               476,172
                                                                                          ------------

                  ENERGY (13.4%)
         12,000   Bill Barrett Corp.+ ................................................         712,920
         14,000   Cimarex Energy Co. .................................................         975,380
         12,000   Questar Corp. ......................................................         852,480
                                                                                          ------------
                                                                                             2,540,780
                                                                                          ------------

                  FINANCIAL (11.2%)
         24,000   First State Bancorporation .........................................         132,000
         25,500   Glacier Bancorp, Inc. ..............................................         407,745
         28,000   Janus Capital Group, Inc. ..........................................         741,160
          8,000   Wells Fargo & Company ..............................................         190,000
         20,000   Western Union Co. ..................................................         494,400
          5,000   Zions Bancorporation ...............................................         157,450
                                                                                          ------------
                                                                                             2,122,755
                                                                                          ------------

                  HEALTH CARE (16.1%)
         22,000   Array BioPharma, Inc.+ .............................................         103,400
         20,000   AspenBio Pharma, Inc.+ .............................................         127,600
         15,000   Medicis Pharmaceutical Corp. (Class A) .............................         311,700
         64,000   Merit Medical Systems, Inc.+ .......................................         940,800
         14,000   Myriad Genetics, Inc.+ .............................................         637,280
         18,000   Providence Service Corp.+ ..........................................         379,980
         20,000   Sonic Innovations, Inc.+ ...........................................          66,800
         30,000   Spectranetics Corp.+ ...............................................         295,800
          7,000   USANA Health Services, Inc.+ .......................................         188,090
                                                                                          ------------
                                                                                             3,051,450
                                                                                          ------------

                                                                                             MARKET
    SHARES        COMMON STOCKS (CONTINUED)                                                   VALUE
--------------    --------------------------------------------------------------------    ------------
                  TECHNOLOGY (14.4%)
         24,000   Avnet, Inc.+ .......................................................    $    654,720
         46,000   CIBER, Inc.+ .......................................................         285,660
          6,000   EchoStar Corp.+ ....................................................         187,320
         14,000   JDA Software Group, Inc.+ ..........................................         253,400
         32,000   Microchip Technology, Inc. .........................................         977,280
         34,000   Micron Technology, Inc.+ ...........................................         204,000
         12,000   RightNow Technologies, Inc.+ .......................................         164,040
                                                                                          ------------
                                                                                             2,726,420
                                                                                          ------------

                  UTILITIES (0.7%)
          4,000   UniSource Energy Corp. .............................................         124,040
                                                                                          ------------

                  Total Investments (cost $14,887,980*) ...................     99.6%       18,892,370
                  Other assets less liabilities ...........................      0.4            74,160
                                                                              ------      ------------
                  Net Assets ..............................................    100.0%     $ 18,966,530
                                                                              ======      ============

                                                                      PERCENT OF
         PORTFOLIO DISTRIBUTION                                        PORTFOLIO
         ----------------------                                        ---------
            ROCKY MOUNTAIN REGION
            ---------------------
            Arizona                                                      27.9%
            Colorado                                                     39.4
            Idaho                                                         3.2
            Montana                                                       4.3
            Nevada                                                        6.8
            New Mexico                                                    0.7
            Utah                                                         16.2
                                                                       ------
                                                                         98.5
                                                                       ------

            Other Investments                                             1.5
                                                                       ------
                                                                        100.0%
                                                                       ======

            *     Cost for Federal income tax and financial  reporting  purposes is identical.
            +     Non-income producing security.

                See accompanying notes to financial statements.

                        AQUILA ROCKY MOUNTAIN EQUITY FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                            JUNE 30, 2008 (UNAUDITED)

ASSETS
   Investments at market value (cost $14,887,980) .....................................    $ 18,892,370
   Receivable for investment securities sold ..........................................         133,317
   Receivable for Fund shares sold ....................................................           5,040
   Dividends receivable ...............................................................           4,300
   Receivable from Manager ............................................................           3,966
   Prepaid expenses ...................................................................          43,787
                                                                                           ------------
      Total assets ....................................................................      19,082,780
                                                                                           ------------
LIABILITIES
   Cash overdraft .....................................................................          28,598
   Payable for investment securities purchased ........................................          64,703
   Payable for Fund shares redeemed ...................................................          11,871
   Distribution and service fees payable ..............................................           5,321
   Accrued expenses ...................................................................           5,757
                                                                                           ------------
      Total liabilities ...............................................................         116,250
                                                                                           ------------
NET ASSETS ............................................................................    $ 18,966,530
                                                                                           ============
   Net Assets consist of:
   Capital Stock - Authorized an unlimited number of shares, par value $0.01 per share     $      7,223
   Additional paid-in capital .........................................................      14,110,074
   Net unrealized appreciation on investments (note 4) ................................       4,004,390
   Net investment loss ................................................................         (86,027)
   Accumulated net realized gain on investments .......................................         930,870
                                                                                           ------------
                                                                                           $ 18,966,530
                                                                                           ============
CLASS A
   Net Assets .........................................................................    $ 15,921,836
                                                                                           ============
   Capital shares outstanding .........................................................         601,039
                                                                                           ============
   Net asset value and redemption price per share .....................................    $      26.49
                                                                                           ============
   Offering price per share (100/95.75 of $26.49 adjusted to nearest cent) ............    $      27.67
                                                                                           ============
CLASS C
   Net Assets .........................................................................    $  2,043,010
                                                                                           ============
   Capital shares outstanding .........................................................          84,499
                                                                                           ============
   Net asset value and offering price per share .......................................    $      24.18
                                                                                           ============
   Redemption price per share (*a charge of 1% is imposed on the redemption proceeds of the shares, or on the original price, whichever is lower, if redeemed
      during the first 12 months after purchase) ......................................    $      24.18*
                                                                                           ============
CLASS I
   Net Assets .........................................................................    $      9,467
                                                                                           ============
   Capital shares outstanding .........................................................             355
                                                                                           ============
   Net asset value, offering and redemption price per share ...........................    $      26.67
                                                                                           ============
CLASS Y
   Net Assets .........................................................................    $    992,217
                                                                                           ============
   Capital shares outstanding .........................................................          36,367
                                                                                           ============
   Net asset value, offering and redemption price per share ...........................    $      27.28
                                                                                           ============

                See accompanying notes to financial statements.

                        AQUILA ROCKY MOUNTAIN EQUITY FUND
                             STATEMENT OF OPERATIONS
                   SIX MONTHS ENDED JUNE 30, 2008 (UNAUDITED)

INVESTMENT INCOME:

     Dividends ............................................                       $       85,963

Expenses:

     Management fee (note 3) ..............................    $      154,113
     Trustees' fees and expenses ..........................            40,379
     Distribution and service fees (note 3) ...............            34,643
     Transfer and shareholder servicing agent fees (note 3)            26,950
     Legal fees (note 3) ..................................            18,563
     Registration fees and dues ...........................            15,326
     Shareholders' reports ................................             8,645
     Auditing and tax fees ................................             5,705
     Custodian fees (note 5) ..............................             2,235
     Chief compliance officer (note 3) ....................             2,135
     Insurance ............................................               561
     Miscellaneous ........................................            22,025
                                                               --------------
     Total expenses .......................................           331,280

     Management fee waived (note 3) .......................          (154,113)
     Reimbursement of expenses by Manager (note 3) ........            (4,117)
     Expenses paid indirectly (note 5) ....................            (1,060)
                                                               --------------
     Net expenses .........................................                              171,990
                                                                                  --------------
     Net investment loss ..................................                              (86,027)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

     Net realized gain (loss) from securities transactions            681,657
     Change in unrealized appreciation on investments .....        (3,672,552)
                                                               --------------
     Net realized and unrealized gain (loss) on investments                           (2,990,895)
                                                                                  --------------
     Net change in net assets resulting from operations ...                       $   (3,076,922)
                                                                                  ==============

                See accompanying notes to financial statements.

                        AQUILA ROCKY MOUNTAIN EQUITY FUND
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                 SIX MONTHS            ENDED
                                                                JUNE 30, 2008       YEAR ENDED
                                                                 (UNAUDITED)     DECEMBER 31, 2007
                                                                -------------    -----------------
OPERATIONS:
   Net investment loss ...................................      $    (86,027)      $   (192,430)
   Net realized gain (loss) from securities transactions .           681,657          1,592,136
   Change in unrealized appreciation on investments ......        (3,672,552)        (1,682,733)
                                                                ------------       ------------
      Change in net assets from operations ...............        (3,076,922)          (283,027)
                                                                ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS (note 8):
   Class A Shares:
   Net realized gain on investments ......................                --         (1,116,865)

   Class C Shares:
   Net realized gain on investments ......................                --           (164,465)

   Class I Shares:
   Net realized gain on investments ......................                --               (569)

   Class Y Shares:
   Net realized gain on investments ......................                --            (85,526)
                                                                ------------       ------------
      Change in net assets from distributions ............                --         (1,367,425)
                                                                ------------       ------------
CAPITAL SHARE TRANSACTIONS (note 7):
   Proceeds from shares sold .............................         1,038,686          3,603,028
   Short-term trading redemption fee .....................               271              1,003
   Reinvested distributions ..............................                --            901,815
   Cost of shares redeemed ...............................        (4,468,611)        (5,597,062)
                                                                ------------       ------------
      Change in net assets from capital share transactions        (3,429,654)        (1,091,216)
                                                                ------------       ------------

      Change in net assets ...............................        (6,506,576)        (2,741,668)

NET ASSETS:
   Beginning of period ...................................        25,473,106         28,214,774
                                                                ------------       ------------
   End of period .........................................      $ 18,966,530       $ 25,473,106
                                                                ============       ============

                See accompanying notes to financial statements.

                        AQUILA ROCKY MOUNTAIN EQUITY FUND
                          NOTES TO FINANCIAL STATEMENTS
                            JUNE 30, 2008 (UNAUDITED)

1. ORGANIZATION

      Aquila Rocky Mountain Equity Fund (the "Fund"), a diversified, open-end investment company, was organized on November 3, 1993 as a Massachusetts business trust and commenced operations on July 22, 1994. The Fund is authorized to issue an unlimited number of shares and, since its inception to May 1, 1996, offered only one class of shares. On that date, the Fund began offering two additional classes of shares, Class C and Class Y shares. All shares outstanding prior to that date were designated as Class A shares and are sold with a front-payment sales charge and bear an annual distribution fee. Class C shares are sold with a level-payment sales charge with no payment at time of purchase but level service and distribution fees from date of purchase through a period of six years thereafter. A contingent deferred sales charge of 1% is assessed to any Class C shareholder who redeems shares of this Class within one year from the date of purchase. Class C Shares, together with a pro rata portion of all Class C Shares acquired through reinvestment of dividends or other distributions paid in additional Class C Shares, automatically convert to Class A Shares after 6 years. The Class Y shares are only offered to institutions acting for an investor in a fiduciary, advisory, agency, custodian or similar capacity and are not offered directly to retail investors. Class Y shares are sold at net asset value without any sales charge, redemption fees, contingent deferred sales charge or distribution or service fees. On April 30, 1998 the Fund established Class I shares, which are offered and sold only through financial intermediaries and are not offered directly to retail investors. Class I shares commenced operations on December 1, 2005. Class I Shares are sold at net asset value without any sales charge, redemption fees, or contingent deferred sales charge. Class I Shares carry a distribution fee and service fee. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a) PORTFOLIO VALUATION: Securities listed on a national securities exchange or designated as national market system securities are valued at the last sale price on such exchanges or market system. Securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Short-term investments maturing in 60 days or less are valued at amortized cost.

b) FAIR VALUE MEASUREMENTS: The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements", effective January 1, 2008. FAS 157 established a three-tier hierarchy of inputs to establish classification of fair value measurements for disclosure purposes. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The Fund's investments in their entirety are assigned levels based upon the observability.

      The three-tier hierarchy of inputs is summarized below:

      Level 1 - quoted prices in active markets for identical securities

      Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

      Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

      The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

      The following is a summary of the valuation inputs, representing 100% of the Fund's investments, used to value the Fund's net assets as of June 30, 2008:

      Valuation Inputs                                 Investments in Securities
      Level 1 - Quoted Prices ........................      $   18,892,370
      Level 2 - Other Significant Observable Inputs ..                  --
      Level 3 - Significant Unobservable Inputs ......                  --
                                                            --------------
      Total ..........................................      $   18,892,370
                                                            ==============


c) SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis.

d) FEDERAL INCOME TAXES: It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

      FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48") was adopted on June 29, 2007. Management has reviewed the tax positions for each of the open tax years (2004-2007) and has determined that the implementation of FIN 48 did not have a material impact on the Fund's financial statements.

e) MULTIPLE CLASS ALLOCATIONS: All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such class.

f) USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

g) RECLASSIFICATION OF CAPITAL ACCOUNTS: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications were due to a net investment loss and use of equalization for tax and have no effect on net assets or net asset value per share. On December 31, 2007 the Fund decreased undistributed net investment loss by $192,430, decreased accumulated net realized gain on investments by $156,406 and decreased additional paid-in capital by $36,024.

3. FEES AND RELATED PARTY TRANSACTIONS

A) MANAGEMENT ARRANGEMENTS:

      The Fund has a Sub-Advisory and Administration Agreement with Aquila Investment Management LLC (the "Manager"), a wholly-owned subsidiary of Aquila Management Corporation, the Fund's founder and sponsor. Under this agreement, the Manager supervises the investments of the Fund and the composition of its portfolio, arranges for the purchases and sales of portfolio securities, and provides for daily pricing of the Fund's portfolio. Besides its sub-advisory services, it also provides all administrative services. This includes providing the office of the Fund and all related services as well as managing relationships with all the various support organizations to the Fund such as the shareholder servicing agent, custodian, legal counsel, auditors and distributor and additionally maintaining the Fund's accounting books and records. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day on the net assets of the Fund at the following annual rates; 1.50% on the first $15 million; 1.20% on the next $35 million and 0.90% on the excess over $50 million.

      For the six months ended June 30, 2008, the Fund incurred management fees of $154,113, all of which were waived. Additionally, during this period the Manager reimbursed the Fund for other expenses in the amount of $4,117. The
Manager has contractually undertaken to waive fees and/or reimburse Fund expenses during the period January 1, 2008 through December 31, 2008 so that total Fund expenses will not exceed 1.50% for Class A Shares, 2.25% for Class C Shares, 1.39% for Class I Shares or 1.25% for Class Y Shares. These contractual undertakings are expected to continue in 2009.

      Under a Compliance Agreement with the Manager, the Manager is compensated for Chief Compliance Officer related services provided to enable the Fund to comply with Rule 38a-1 of the Investment Company Act of 1940.

      Specific details as to the nature and extent of the services provided by the Manager are more fully defined in the Fund's Prospectus and Statement of Additional Information.

b) DISTRIBUTION AND SERVICE FEES:

      The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 (the "Rule") under the Investment Company Act of 1940. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make service fee payments to broker-dealers or others ("Qualified Recipients") selected by Aquila Distributors, Inc. (the "Distributor"), including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund's shares or servicing of shareholder accounts. The Fund makes payment of this service fee at the annual rate of 0.25% of the Fund's average net assets represented by Class A Shares. For the six months ended June 30, 2008, distribution fees on Class A Shares amounted to $22,915 of which the Distributor retained $2,761.

      Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund's Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund's average net assets represented by Class C Shares and for the six months ended June 30, 2008, amounted to $8,789. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund's average net assets represented by Class C Shares and for the six months ended June 30, 2008, amounted to $2,929. The total of these payments with respect to Class C Shares amounted to $11,718 of which the Distributor retained $2,815.

      Under another part of the Plan, the Fund is authorized to make payments with respect to Class I Shares to Qualified Recipients. Class I payments, under the Plan, may not exceed, for any fiscal year of the Fund a rate (currently 0.20%) set from time to time by the Board of Trustees of not more than 0.25% of the average annual net assets represented by the Class I Shares. In addition, the Fund has a Shareholder Services Plan under which it may pay service fees (currently 0.15%) of not more than 0.25% of the average annual net assets of the Fund represented by Class I Shares. That is, the total payments under both plans will not exceed 0.50% of such net assets. For the six months ended June 30, 2008, these payments were made at the average annual rate of 0.35% of such net assets and amounted to $17 of which $10 related to the Plan and $7 related to the Shareholder Services Plan.

      Specific details about the Plans are more fully defined in the Fund's Prospectus and Statement of Additional Information.

      Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund's shares. Through agreements between the Distributor and various brokerage and advisory firms ("intermediaries"), the Fund's shares are sold primarily through the facilities of these intermediaries, with the bulk of sales commissions inuring to such intermediaries. For the six months ended June 30, 2008, total commissions on sales of Class A Shares amounted to $6,665 of which the Distributor received $1,082.

c) OTHER RELATED PARTY TRANSACTIONS:

      For the six months ended June 30, 2008, the Fund incurred $18,450 of legal fees allocable to Butzel Long PC, counsel to the Fund, for legal services in conjunction with the Fund's ongoing operations. The Secretary of the Fund is a shareholder of that firm.

4. PURCHASES AND SALES OF SECURITIES

      During the six months ended June 30, 2008, purchases of securities and proceeds from the sales of securities (excluding short-term investments) aggregated $294,565 and $2,211,886, respectively.

      At June 30, 2008, the aggregate tax cost for all securities was $14,887,980. At June 30, 2008, the aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost amounted to $6,000,501 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value amounted to $1,996,111 for a net unrealized appreciation of $4,004,390.

5. EXPENSES

      The Fund has negotiated an expense offset arrangement with its custodian wherein it receives credit toward the reduction of custodian fees and other Fund expenses whenever there are uninvested cash balances. The Statement of Operations reflects the total expenses before any offset, the amount of offset and the net expenses.

6. PORTFOLIO ORIENTATION

      The Fund's investments are primarily invested in the securities of companies within the eight state Rocky Mountain region consisting of Arizona, Colorado, Idaho, Montana, Nevada, New Mexico, Utah and Wyoming and therefore are subject to economic and other conditions affecting the various states which comprise the region. Accordingly, the investment performance of the Fund might not be comparable with that of a broader universe of companies.

7. CAPITAL SHARE TRANSACTIONS

a) Transactions in Capital Shares of the Fund were as follows:

                                         SIX MONTHS ENDED
                                           JUNE 30, 2008                           YEAR ENDED
                                            (UNAUDITED)                         DECEMBER 31, 2007
                                  -----------------------------          -----------------------------
                                     SHARES            AMOUNT               SHARES            AMOUNT
                                  -----------       -----------          -----------       -----------
CLASS A SHARES:
   Proceeds from shares sold           32,769       $   925,029               72,259       $ 2,409,367
   Reinvested distributions                --                --               24,498           765,555
   Cost of shares redeemed .         (121,133)       (3,411,191)(a)         (119,460)       (4,007,015)(a)
                                  -----------       -----------          -----------       -----------
      Net change ...........          (88,364)       (2,486,162)             (22,703)         (832,093)
                                  -----------       -----------          -----------       -----------
CLASS C SHARES:
   Proceeds from shares sold            2,105            55,229               20,256           622,641
   Reinvested distributions                --                --                2,651            75,912
   Cost of shares redeemed .          (19,803)         (512,266)             (35,248)       (1,101,248)
                                  -----------       -----------          -----------       -----------
      Net change ...........          (17,698)         (457,037)             (12,341)         (402,695)
                                  -----------       -----------          -----------       -----------
CLASS I SHARES:
   Proceeds from shares sold               --                --                   13               450
   Reinvested distributions                --                --                   18               569
   Cost of shares redeemed .               --                --                 (547)          (17,466)(b)
                                  -----------       -----------          -----------       -----------
      Net change ...........               --                --                 (516)          (16,447)
                                  -----------       -----------          -----------       -----------
CLASS Y SHARES:
   Proceeds from shares sold            2,004            58,428               16,522           570,570
   Reinvested distributions                --                --                1,861            59,779
   Cost of shares redeemed .          (18,980)         (544,883)(c)          (13,655)         (470,330)(c)
                                  -----------       -----------          -----------       -----------
      Net change ...........          (16,976)         (486,455)               4,728           160,019
                                  -----------       -----------          -----------       -----------
Total transactions in Fund
   shares ..................         (123,038)      $(3,429,654)             (30,832)      $(1,091,216)
                                  ===========       ===========          ===========       ===========

----------
(a)   Net of short-term trading redemption fees of $44 and $263, respectively.
(b)   Net of short-term trading redemption fees of $0 and $4, respectively.
(c)   Net of short-term trading redemption fees of $227 and $736, respectively.

b) SHORT-TERM TRADING REDEMPTION FEE: The Fund and the Distributor may reject any order for the purchase of shares, on a temporary or permanent basis, from investors exhibiting a pattern of frequent or short-term trading in Fund shares. In addition, the Fund imposes a redemption fee of 2.00% of the shares' redemption value on any redemption of Class A Shares on which a sales charge is not imposed or of Class I and Class Y Shares, if the redemption occurs within 90 days of purchase. The fee will be paid to the Fund and is designed to offset the costs to the Fund caused by short-term trading in Fund shares. The fee will not apply to shares sold under an Automatic Withdrawal Plan, or sold due to the shareholder's death or disability. For the six months ended June 30, 2008, fees collected did not have a material effect on the financial highlights.

8. INCOME TAX INFORMATION AND DISTRIBUTIONS

      The Fund declares annual distributions to shareholders from net investment income, if any, and from net realized capital gains, if any. Distributions are recorded by the Fund on the ex-dividend date and paid in additional shares at the net asset value per share, in cash, or in a combination of both, at the shareholder's option. Dividends from net investment income and distributions from realized gains from investment transactions are determined in accordance with Federal income tax regulations, which may differ from investment income and realized gains determined under generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes, but not for tax purposes, are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions from paid-in capital.

      The tax character of distributions:

                                                      Year Ended December 31,
                                                     2007                2006
                                                 -----------         -----------

      Long-term capital gain                     $ 1,367,425         $   328,971

      As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

      Accumulated net realized gain              $   249,213
      Unrealized appreciation                      7,676,942
                                                 -----------
                                                 $ 7,926,155
                                                 ===========

                        AQUILA ROCKY MOUNTAIN EQUITY FUND
                              FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                        Class A
                                                ----------------------------------------------------------------------------------
                                                Six Months
                                                   Ended                               Year Ended December 31,
                                                  6/30/08      -------------------------------------------------------------------
                                                (unaudited)       2007           2006           2005          2004         2003
                                                -----------    ----------     ----------     ----------    ----------   ----------
Net asset value, beginning of period ........   $    30.39     $    32.47     $    29.45     $    27.93    $    24.92   $    17.74

Income (loss) from investment operations:
   Net investment income (loss) .............        (0.10)++       (0.20)++       (0.11)++       (0.11)+       (0.17)+      (0.16)+
   Net gain (loss) on securities (both
      realized and unrealized) ..............        (3.80)         (0.19)          3.51           1.63          3.18         7.34
                                                ----------     ----------     ----------     ----------    ----------   ----------
   Total from investment operations .........        (3.90)         (0.39)          3.40           1.52          3.01         7.18
                                                ----------     ----------     ----------     ----------    ----------   ----------
Less distributions (note 8):
   Distributions from capital gains .........           --          (1.69)         (0.38)            --            --           --
                                                ----------     ----------     ----------     ----------    ----------   ----------
Net asset value, end of period ..............   $    26.49     $    30.39     $    32.47     $    29.45    $    27.93   $    24.92
                                                ==========     ==========     ==========     ==========    ==========   ==========
Total return (not reflecting sales charge) ..       (12.83)%*       (1.34)%        11.54%          5.44%        12.08%       40.47%

Ratios/supplemental data
   Net assets, end of period
      (in thousands) ........................   $   15,922     $   20,950     $   23,121     $   17,684    $   13,718   $   10,345
   Ratio of expenses to average net assets ..         1.51%**        1.54%          1.72%          1.59%         1.54%        1.50%
   Ratio of net investment loss to average
      net assets ............................        (0.73)%**      (0.64)%        (0.57)%        (0.48)%       (0.72)%      (0.77)%
   Portfolio turnover rate ..................         1.40%*        16.81%         13.31%          9.78%         8.38%        3.01%

The expense and net investment income ratios without the effect of the waiver of fees and the expense reimbursement were (note 3):

   Ratio of expenses to average net assets ..         2.95%**        2.73%          2.70%          3.23%         2.82%        3.25%
   Ratio of net investment loss to average
      net assets ............................        (2.16)%**      (1.82)%        (1.55)%        (2.11)%       (1.99)%      (2.51)%

The expense ratios after giving effect to the waivers, reimbursements and expense offset for uninvested cash balances were (note 3):

   Ratio of expenses to average net assets ..         1.50%**        1.50%          1.50%          1.50%         1.50%        1.48%

                                                                                        Class C
                                                ----------------------------------------------------------------------------------
                                                 Six Months
                                                    Ended                             Year Ended December 31,
                                                  6/30/08       ------------------------------------------------------------------
                                                (unaudited)        2007           2006          2005          2004         2003
                                                -----------     ----------     ----------    ----------    ----------   ----------
Net asset value, beginning of period ........    $    27.84     $    30.11     $    27.54    $    26.31    $    23.66   $    16.96

Income (loss) from investment operations:
   Net investment income (loss) .............         (0.19)++       (0.42)++       (0.32)+       (0.30)+       (0.35)+      (0.30)+
   Net gain (loss) on securities (both
      realized and unrealized) ..............         (3.47)         (0.16)          3.27          1.53          3.00         7.00
                                                 ----------     ----------     ----------    ----------    ----------   ----------
   Total from investment operations .........         (3.66)         (0.58)          2.95          1.23          2.65         6.70
                                                 ----------     ----------     ----------    ----------    ----------   ----------
Less distributions (note 8):
   Distributions from capital gains .........            --          (1.69)         (0.38)           --            --            -
                                                 ----------     ----------     ----------    ----------    ----------   ----------
Net asset value, end of period ..............    $    24.18     $    27.84     $    30.11    $    27.54    $    26.31   $    23.66
                                                 ==========     ==========     ==========    ==========    ==========   ==========
Total return (not reflecting sales charge) ..        (13.15)%*       (2.08)%        10.71%         4.68%        11.20%       39.50%

Ratios/supplemental data
   Net assets, end of period
      (in thousands) ........................    $    2,043     $    2,845     $    3,449    $    2,607    $    2,235   $    1,835
   Ratio of expenses to average net assets ..          2.26%**        2.29%          2.47%         2.34%         2.29%        2.26%
   Ratio of net investment loss to average
      net assets ............................         (1.48)%**      (1.38)%        (1.32)%       (1.24)%       (1.47)%      (1.53)%
   Portfolio turnover rate ..................          1.40%*        16.81%         13.31%         9.78%         8.38%        3.01%

The expense and net investment income ratios without the effect of the waiver of fees and the expense reimbursement were (note 3):

   Ratio of expenses to average net assets ..          3.69%**        3.47%          3.45%         3.98%         3.56%        4.02%
   Ratio of net investment loss to average
      net assets ............................         (2.91)%**      (2.56)%        (2.30)%       (2.87)%       (2.74)%      (3.29)%

The expense ratios after giving effect to the waivers, reimbursements and expense offset for uninvested cash balances were (note 3):

   Ratio of expenses to average net assets ..          2.25%**        2.25%          2.25%         2.25%         2.25%        2.24%

----------
+     Per share amounts have been  calculated  using the monthly  average shares method.
++    Per share  amounts have been  calculated  using the daily  average  shares method.
*     Not annualized.
**    Annualized.

                See accompanying notes to financial statements.

                        AQUILA ROCKY MOUNTAIN EQUITY FUND
                        FINANCIAL HIGHLIGHTS (CONTINUED)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                       Class I
                                              ------------------------------------------------------
                                               Six Months            Year Ended
                                                 Ended              December 31,            Period
                                                6/30/08        ----------------------       Ended
                                              (unaudited)        2007          2006      12/31/05(1)
                                              -----------      --------      --------    -----------
Net asset value, beginning of period ........   $  30.58       $  32.51      $  29.46     $  30.26
                                                --------       --------      --------     --------
Income (loss) from investment operations:
Net investment income (loss) ................      (0.09)++       (0.14)++      (0.08)+      (0.02)+
Net gain (loss) on securities
(both realized and unrealized) ..............      (3.82)          3.51         (0.78)       (3.90)
                                                --------       --------      --------     --------
Total from investment operations ............      (3.91)         (0.24)         3.43        (0.80)
                                                --------       --------      --------     --------
Less distributions (note 8):
Distributions from capital gains ............         --          (1.69)        (0.38)          --
                                                --------       --------      --------     --------
Net asset value, end of period ..............   $  26.67       $  30.58      $  32.51     $  29.46
                                                ========       ========      ========     ========

Total return (not reflecting sales charge) ..     (12.79)%*       (0.87)%       11.64%       (2.64)%*

Ratios/supplemental data
Net assets, end of period
  (in thousands) ............................   $      9       $     11      $     28     $     24
Ratio of expenses to average net assets .....       1.40%**        1.38%         1.64%        1.43%**

Ratio of net investment income (loss)
  to average net assets .....................      (0.62)%**      (0.46)%       (0.48)%      (0.64)%**

Portfolio turnover rate .....................       1.40%*        16.81%        13.31%        9.78%*

The expense and net investment income ratios without the effect of the waiver of fees and the expense reimbursement were (note 3):

Ratio of expenses to average net assets .....       2.81%**        2.55%         2.69%        2.67%**

Ratio of net investment loss to
  average net assets ........................      (2.03)%**      (1.63)%       (1.53)%      (1.89)%**

The expense ratios after giving effect to the waivers, reimbursements and expense offset for uninvested cash balances were:

Ratio of expenses to average net assets .....       1.39%**        1.34%         1.42%        1.42%**

                                                                                   Class Y
                                              ------------------------------------------------------------------------------
                                              Six Months
                                                 Ended                            Year Ended December 31,
                                                6/30/08        -------------------------------------------------------------
                                              (unaudited)        2007          2006         2005         2004         2003
                                              -----------      --------      --------     --------     --------     --------
Net asset value, beginning of period ........   $  31.25       $  33.25      $  30.08     $  28.45     $  25.32     $  17.97
                                                --------       --------      --------     --------     --------     --------
Income (loss) from investment operations:
Net investment income (loss) ................      (0.07)++       (0.12)++      (0.03)+      (0.05)+      (0.11)+      (0.10)+
Net gain (loss) on securities
(both realized and unrealized) ..............      (0.19)          3.58          1.68         3.24         7.45
                                                --------       --------      --------     --------     --------     --------
Total from investment operations ............      (3.97)         (0.31)         3.55         1.63         3.13         7.35
                                                --------       --------      --------     --------     --------     --------
Less distributions (note 8):
Distributions from capital gains ............         --          (1.69)        (0.38)          --           --            -
                                                --------       --------      --------     --------     --------     --------
Net asset value, end of period ..............   $  27.28       $  31.25      $  33.25     $  30.08     $  28.45     $  25.32
                                                ========       ========      ========     ========     ========     ========

Total return (not reflecting sales charge) ..     (12.70)%*       (1.07)%       11.80%        5.73%       12.36%       40.90%

Ratios/supplemental data
Net assets, end of period
  (in thousands) ............................   $    992       $  1,667      $  1,616     $  1,430     $  1,661     $  1,400
Ratio of expenses to average net assets .....       1.26%**        1.29%         1.47%        1.34%        1.29%        1.25%

Ratio of net investment income (loss)
  to average net assets .....................      (0.47)%**      (0.39)%       (0.31)%      (0.26)%      (0.47)%      (0.51)%

Portfolio turnover rate .....................       1.40%*        16.81%        13.31%        9.78%        8.38%        3.01%

The expense and net investment income ratios without the effect of the waiver of fees and the expense reimbursement were (note 3):

Ratio of expenses to average net assets .....       2.69%**        2.48%         2.45%        2.99%        2.56%        3.05%

Ratio of net investment loss to
  average net assets ........................      (1.90)%**      (1.59)%       (1.30)%      (1.91)%      (1.75)%      (2.32)%

The expense ratios after giving effect to the waivers, reimbursements and expense offset for uninvested cash balances were:

Ratio of expenses to average net assets .....       1.25%**        1.25%         1.25%        1.25%        1.25%        1.23%

----------
+     Per share amounts have been  calculated  using the monthly  average shares method.
++    Per share  amounts have been  calculated  using the daily  average  shares method.
*     Not annualized
**    Annualized
(1)   Commenced operations on December 1, 2005.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------

ANALYSIS OF EXPENSES (UNAUDITED)

      As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges ("CDSC") with respect to Class C shares; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

      The table below is based on an investment of $1,000 invested on January 1, 2008 and held for the six months ended June 30, 2008.

ACTUAL EXPENSES

      This table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

SIX MONTHS ENDED JUNE 30, 2008

                       ACTUAL
                    TOTAL RETURN      BEGINNING       ENDING          EXPENSES
                      WITHOUT          ACCOUNT        ACCOUNT       PAID DURING
                  SALES CHARGES(1)      VALUE          VALUE       THE PERIOD(2)
--------------------------------------------------------------------------------
Class A               (12.83)%        $1,000.00       $871.70         $  6.98
--------------------------------------------------------------------------------
Class C               (13.15)%        $1,000.00       $868.50         $ 10.45
--------------------------------------------------------------------------------
Class I               (12.79)%        $1,000.00       $872.10         $  6.47
--------------------------------------------------------------------------------
Class Y               (12.70)%        $1,000.00       $873.00         $  5.82
--------------------------------------------------------------------------------

(1) ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS, IF ANY, AT NET ASSET VALUE AND DOES NOT REFLECT THE DEDUCTION OF THE APPLICABLE SALES CHARGES WITH RESPECT TO CLASS A SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES ("CDSC") WITH RESPECT TO CLASS C SHARES. TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL RETURN FOR THE YEAR.
(2) EXPENSES ARE EQUAL TO THE ANNUALIZED EXPENSE RATIO OF 1.50%, 2.25%, 1.39% AND 1.25% FOR THE FUND'S CLASS A, C, I AND Y SHARES, RESPECTIVELY,
      MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 182/366 (TO REFLECT THE ONE-HALF YEAR PERIOD).

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of other mutual funds.

      Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs with respect to Class A shares. The example does not reflect the deduction of contingent deferred sales charges ("CDSC") with respect to Class C shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transaction costs were included, your costs would have been higher.

SIX MONTHS ENDED JUNE 30, 2008

                HYPOTHETICAL
                 ANNUALIZED        BEGINNING         ENDING          EXPENSES
                   TOTAL            ACCOUNT         ACCOUNT        PAID DURING
                   RETURN            VALUE           VALUE         THE PERIOD(1)
--------------------------------------------------------------------------------
Class A             5.00%          $1,000.00       $1,017.40         $  7.52
Class C             5.00%          $1,000.00       $1,013.67         $ 11.27
Class I             5.00%          $1,000.00       $1,017.95         $  6.97
Class Y             5.00%          $1,000.00       $1,018.65         $  6.27

(1) EXPENSES ARE EQUAL TO THE ANNUALIZED EXPENSE RATIO OF 1.50%, 2.25%, 1.39% AND 1.25% FOR THE FUND'S CLASS A, C , I AND Y SHARES, RESPECTIVELY,
      MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 182/366 (TO REFLECT THE ONE-HALF YEAR PERIOD).

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

INFORMATION AVAILABLE (UNAUDITED)

      Much of the information that the funds in the Aquila Group of Funds produce is automatically sent to you and all other shareholders. Specifically, you are routinely sent the entire list of portfolio securities of your Fund twice a year in the semi-annual and annual reports you receive. Additionally, we prepare, and have available, portfolio listings at the end of each quarter. Whenever you may be interested in seeing a listing of your Fund's portfolio other than in your shareholder reports, please check our website http://www.aquilafunds.com or call us at 1-800-437-1020.

      The Fund additionally files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available free of charge on the SEC website at http://www.sec.gov. You may also review or, for a fee, copy the forms at the SEC's Public Reference Room in Washington, DC or by calling 1-800-SEC-0330.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PROXY VOTING RECORD (UNAUDITED)

      Proxy Voting Guidelines and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-437-1020). This information is also available at http://www.aquilafunds.com/armef/armefproxy.htm or on the SEC's Web site - http://www.sec.gov.

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION (UNAUDITED)

RENEWAL OF THE SUB-ADVISORY AND ADMINISTRATION AGREEMENT

      Renewal until June 30, 2009 of the Sub-Advisory and Administration Agreement (the "Sub-Advisory Agreement") between the Fund and the Manager was approved by the Board of Trustees and the independent Trustees in May, 2008. At a meeting called and held for that purpose at which the independent Trustees were present in person, the following materials were considered:

      o     A copy of the agreement to be renewed;

      o     A term sheet describing the material terms of the agreement;

      o     The Annual Report of the Fund for the year ended December 31, 2007;

      o A report, prepared by the Manager and provided to the Trustees for the Trustees' review, containing data about the performance of the Fund compared to various benchmarks, data about its fees, expenses and purchases and redemptions of capital stock together with comparisons of such data with similar data about other comparable funds, as well as data as to the profitability of the Manager; and

      o Quarterly materials reviewed at prior meetings on the Fund's performance, operations, portfolio and compliance.

      The Trustees reviewed materials relevant to, and considered, the following factors:

THE NATURE, EXTENT, AND QUALITY OF THE SERVICES PROVIDED BY THE MANAGER.

      The Manager's portfolio management operation with respect to the Fund's investment securities is based within the investment region. The Trustees noted that Ms. Barbara Walchli, whom the Manager employs as portfolio manager for the Fund, focuses on approximately 300 Rocky Mountain-based companies from which she selects investments for the Fund's portfolio. Ms. Walchli, based in Phoenix, Arizona, provides regional information regarding specific holdings in the Fund's portfolio as well economic and business developments within the region. She has also been available to and has met with the brokerage and financial planner community and with investors and prospective investors to provide them with information generally about the Fund's portfolio, with which to assess the Fund as an investment opportunity.

      The Board considered that the Manager had provided all services the Board deemed necessary or appropriate, including the specific services that the Board has determined are required for the Fund, given that its purpose is to provide shareholders with capital appreciation primarily through investing in equity securities of companies having a significant business presence in the Rocky Mountain region.

      The Manager has additionally provided all administrative services to the Fund. The Board considered the nature and extent of the Manager's supervision of third-party service providers, including the Fund's shareholder servicing agent and custodian. The Board considered that the Manager had established and maintained a strong culture of ethical conduct and regulatory compliance.

      The Board concluded that the services provided were appropriate and satisfactory and that the Fund would be well served if they continued. Evaluation of this factor weighed in favor of renewal of the Sub-Advisory Agreement.

THE INVESTMENT PERFORMANCE OF THE FUND AND THE MANAGER.

      The Board determined it appropriate to consider the Fund's performance. The Board reviewed each aspect of the Fund's performance and compared its performance with that of various benchmark indices. It was noted that the materials provided by the Manager indicated that compared to the indices, the Fund has had investment performance that is generally comparable to that of the benchmarks for the period 1998-2007.

      The Board noted that the investment style of the Manager was not in favor during the past year; however, the Board concluded that the performance of the Fund, in light of market conditions, was satisfactory. Evaluation of this factor indicated to the Trustees that renewal of the Sub-Advisory Agreement would be appropriate.

THE COSTS OF THE SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED BY THE MANAGER AND ITS AFFILIATE FROM THE RELATIONSHIP WITH THE FUND.

      The information provided in connection with renewal contained expense data for the Fund and a peer group selected by a detailed screening process which was provided to the Trustees for their review and discussion. The materials also showed the lack of profitability to the Manager of its services to the Fund.

      The Board compared the expense and fee data with respect to the Fund to data about other funds, including those of similar asset size that it found to be relevant. The Board concluded that the expenses of the Fund and the fees (after waivers) paid were similar to and were reasonable as compared to those being paid by the peer group.

      The Board noted that a significant portion of the sub-advisory fee had been waived. Additionally, it was noted that the Manager had contractually undertaken to waive fees and/or reimburse Fund expenses during the period January 1, 2008 through December 31, 2008 so that the total Fund expenses did not exceed 1.50% for Class A Shares, 2.25% for Class C Shares, 1.39% for Class I Shares and 1.25% for Class Y Shares.

      The Board considered that the foregoing indicated the appropriateness of the costs of the services to the Fund, which was being well managed as indicated by the factors considered previously.

      The Board further concluded that the lack of profitability to the Manager was consistent with approval of the fees to be paid under the Sub-Advisory Agreement. (The Board noted that the Distributor did not derive profits from its relationship with the Fund.)

THE EXTENT TO WHICH ECONOMIES OF SCALE WOULD BE REALIZED AS THE FUND GROWS.

      The Fund has in place breakpoints in the management fee which would be realized as the Fund grows. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day on the net assets of the Fund at the following annual rates; 1.50% on the first $15 million; 1.20% on the next $35 million and 0.90% on the excess over $50 million.

      Evaluation of this factor indicated to the Board that the Sub-Advisory Agreement should be renewed at this time.

BENEFITS DERIVED OR TO BE DERIVED BY THE MANAGER AND ITS AFFILIATE FROM THE RELATIONSHIP WITH THE FUND.

      The Board observed that, as is generally true of most fund complexes, the Manager and its affiliate, by providing services to a number of funds including the Fund, were able to spread costs as it would otherwise be unable to do. The Board noted that while that produces efficiencies and increased profitability or in this case decreased losses for the Manager and its affiliate, it also makes their services available to the Fund at favorable levels of quality and cost which are more advantageous to the Fund than would otherwise have been possible.

CONSIDERATION OF ADVISORY AND ADMINISTRATION AGREEMENT IN CONNECTION WITH PROPOSED CHANGES IN OWNERSHIP OF THE PARENT COMPANY OF THE MANAGER

BASIS FOR THE TRUSTEES' APPROVAL OF THE NEW ADVISORY AGREEMENT

      At a meeting held on March 2, 2008, the Trustees, including the independent Trustees, approved the New Advisory Agreement and recommended that the Shareholders of the Fund approve such New Advisory Agreement. In considering these actions, the Trustees noted that in connection with their annual review of the Fund's advisory arrangements (the "Annual Review") on June 11, 2007, they had approved the Current Advisory Agreement (which is substantially identical to the New Advisory Agreement) for another one-year term commencing on July 1, 2007. In connection with the Annual Review, the Trustees considered a wide range of information of the type they regularly consider when determining whether to continue the Fund's advisory agreement as in effect from year to year. In approving the New Advisory Agreement, the Trustees considered the information provided and the factors considered in connection with the Annual Review as well as such new information (for example, information about the Transaction) as they considered appropriate. In considering the Advisory Agreements, the Trustees did not identify any single factor as determinative. Matters considered by the Trustees, including the independent Trustees, in connection with their review of the New Advisory Agreement included the following:

THE TRANSACTION AND THE IMPLICATIONS FOR THE FUND.

      In evaluating the Transaction, the Trustees considered a wide range of information, including ensuring, to the maximum extent possible, ongoing and future continuity of management of the Fund.

THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED BY THE MANAGER.

      The Manager's portfolio management operation with respect to the Fund's investment securities is based within the investment region. The Trustees noted that Ms. Walchli, whom the Manager employs as portfolio manager for the Fund, focuses on approximately 300-400 Rocky Mountain-based companies from which she selects investments for the Fund's portfolio. Ms. Walchli, based in Phoenix, Arizona, provides regional information regarding specific holdings in the Fund's portfolio as well economic and business developments within the region. She has also been available to and has met with the brokerage and financial planner community and with investors and prospective investors to provide them with information generally about the Fund's portfolio, with which to assess the Fund as an investment opportunity. In addition, she has been present at all regular meetings of the Board.

      The Board considered that the Manager had provided all services the Board deemed necessary or appropriate, including the specific services that the Board has determined are required for the Fund, given that its purpose is to provide shareholders with capital appreciation primarily through investing in equity securities of companies having a significant business presence in the Rocky Mountain region.

      The Manager has additionally provided all administrative services to the Fund. The Board considered the nature and extent of the Manager's supervision of third-party service providers, including the Fund's shareholder servicing agent and custodian. The Board considered that the Manager had established and maintained a strong culture of ethical conduct and regulatory compliance.

      The Trustees also considered representations by the Manager that the persons at the Manager involved in providing those services would not change as a result of the Transaction. The Board concluded that the services provided were appropriate and satisfactory and that the Fund would be well served if they continued. Evaluation of this factor weighed in favor of approval of the New Advisory Agreement.

THE INVESTMENT PERFORMANCE OF THE FUND AND THE MANAGER.

      The Board reviewed each aspect of the Fund's performance and compared its performance with that of its competitors, with national averages and with the benchmark index. It was noted that the materials provided by the Manager indicated that compared to the indices, the Fund has had investment performance that is generally comparable to that of the benchmarks for the period 1998-2007. The Board considered these results to be consistent with the purposes of the Fund.

      The Trustees also considered representations from the Manager that the Transaction was not expected to result in any changes to the personnel managing the Fund's investment portfolio.

      The Board concluded that the performance of the Fund, in light of market conditions, was satisfactory. Evaluation of this factor indicated to the Trustees that approval of the New Advisory Agreement would be appropriate.

THE COSTS OF THE SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED BY THE MANAGER FROM ITS RELATIONSHIP WITH THE FUND.

      The information provided in connection with renewal contained expense data for the Fund and a peer group selected by a detailed screening process which was provided to the Trustees for their review and discussion. The materials also showed the lack of profitability to the Manager of its services to the Fund.

      The Trustees noted that in connection with the Annual Review they had concluded that the costs of the services to be provided supported the renewal of the Current Advisory Agreement, and that the Transaction was not expected to result in any change to the advisory fees paid by the Fund or the Fund's total expense ratio.

      The materials in connection with the Annual Review had shown the profitability to the Manager of its services to the Fund. The Board noted that the Manager was currently waiving a portion of its fee and had been since the Fund's inception. Additionally, it was noted that the Manager had contractually undertaken to waive fees and/or reimburse Fund expenses during the period January 1, 2008 through December 31, 2008 so that the total Fund expenses would not exceed 1.50% for Class A Shares, 2.25% for Class C Shares, 1.39% for Class I Shares and 1.25% for Class Y Shares. The Manager had indicated that it intended to continue waiving fees as necessary in order that the Fund would remain competitive.

      The Trustees considered that the profitability to the Manager of its relationship to the Fund was not expected to change as a result of the Transaction because the Transaction was not expected to result in a change to the fees received by the Manager or of the costs of the services to be provided by the Manager.

THE EXTENT TO WHICH ECONOMIES OF SCALE WOULD BE REALIZED AS THE FUND GROWS.

      The Fund has in place breakpoints in the management fee which would be realized as the Fund grows. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day on the net assets of the Fund at the following annual rates; 1.50% on the first $15 million; 1.20% on the next $35 million and 0.90% on the excess over $50 million.

BENEFITS DERIVED OR TO BE DERIVED BY THE MANAGER AND ITS AFFILIATES FROM THEIR RELATIONSHIPS WITH THE FUND.

      The Board observed that, as is generally true of most fund complexes, the Manager and its affiliates, by providing services to a number of funds including the Fund, were able to spread costs as they would otherwise be unable to do. The Board noted that while that produces efficiencies and increased profitability for the Manager and its affiliates, it also makes their services available to the Fund at favorable levels of quality and cost which are more advantageous to the Fund than would otherwise have been possible.

      In addition to considering the factors discussed above, which the Trustees regularly consider on an annual basis, the Trustees also gave particular consideration to matters relating to the change of control at AMC including representations from representatives of AMC and the Manager that the proposed change of control is not expected to result in a change in the personnel or operations of the Manager, the investment approach or style of the Manager with respect to the Fund, or the services provided to the Fund by the Manager.

      The Trustees also considered other factors, either in connection with the Annual Review or with their approval of the New Advisory Agreement. These factors included but were not limited to whether the Fund has operated in compliance with its investment objective and the Fund's record of compliance with its investment restrictions, and the compliance programs of the Fund and the Manager.

      Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the independent Trustees, concluded that the New Advisory Agreement should be approved and recommended that the shareholders of the Fund vote to approve the New Advisory Agreement for an initial one-year term.

FOUNDERS
    Lacy B. Herrmann, Chairman Emeritus
    Aquila Management Corporation

MANAGER
    AQUILA INVESTMENT MANAGEMENT LLC
    380 Madison Avenue, Suite 2300
    New York, New York 10017

BOARD OF TRUSTEES
    Tucker Hart Adams, Chair
    Gary C. Cornia
    Grady Gammage, Jr.
    Diana P. Herrmann
    Glenn P. O'Flaherty

OFFICERS
    Diana P. Herrmann, President
    Barbara S. Walchli, Senior Vice President and Portfolio Manager Marie E. Aro, Senior Vice President
    Kimball L. Young, Senior Vice President
    R. Lynn Yturri, Senior Vice President
    Robert W. Anderson, Chief Compliance Officer
    Joseph P. DiMaggio, Chief Financial Officer and Treasurer
    Edward M.W. Hines, Secretary

DISTRIBUTOR
    AQUILA DISTRIBUTORS, INC.
    380 Madison Avenue, Suite 2300
    New York, New York 10017

TRANSFER AND SHAREHOLDER SERVICING AGENT
    PNC Global Investment Servicing
    101 Sabin Street
    Pawtucket, RI 02860

CUSTODIAN
    JPMORGAN CHASE BANK, N.A.
    1111 Polaris Parkway
    Columbus, Ohio 43240

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
    TAIT, WELLER & BAKER LLP
    1818 Market Street, Suite 2400
    Philadelphia, PA 19103

FURTHER INFORMATION IS CONTAINED IN THE PROSPECTUS, WHICH MUST PRECEDE OR ACCOMPANY THIS REPORT.




ITEM 2.  CODE OF ETHICS.

	Not applicable.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

	Not applicable.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

	Not applicable.


ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

	Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

	Included in Item 1 above


ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
         CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

		Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

	Not applicable.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

	Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

	The Board of Directors of the Registrant has adopted a Nominating Committee Charter which provides that the Nominating Committee (the 'Committee') may consider and evaluate nominee candidates properly submitted by shareholders if a vacancy among the Independent Trustees of the Registrant occurs and if, based on the Board's then current size, composition and structure, the Committee determines that the vacancy should be filled. The Committee will consider candidates submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. A copy of the qualifications and procedures that must be met or followed by shareholders to properly submit a nominee candidate to the Committee may be obtained by submitting a request in writing to the Secretary of the Registrant.


ITEM 11.  CONTROLS AND PROCEDURES.

(a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing of this report, the registrant's chief financial and executive officers have concluded that the disclosure controls and procedures of the registrant are appropriately designed to ensure that information required to be disclosed in the registrant's reports that are filed under the Securities Exchange Act of 1934 are accumulated and communicated to registrant's management, including its principal executive officer(s) and principal financial officer(s), to allow timely decisions regarding required disclosure and is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the Securities and Exchange Commission.

(b) There have been no significant changes in registrant's internal controls or in other factors that could significantly affect registrant's internal controls subsequent to the date of the most recent evaluation, including no significant deficiencies or material weaknesses that required corrective action.

ITEM 12.  EXHIBITS.

 (a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.


SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AQUILA ROCKY MOUNTAIN EQUITY FUND


By:  /s/  Diana P. Herrmann
- - ---------------------------------
President and Trustee
September 4, 2008



By:  /s/  Joseph P. DiMaggio
- - -----------------------------------
Chief Financial Officer and Treasurer
September 4, 2008


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:  /s/  Diana P. Herrmann
- - ---------------------------------
Diana P. Herrmann
President and Trustee
September 4, 2008



By:  /s/  Joseph P. DiMaggio
- - -----------------------------------
Joseph P. DiMaggio
Chief Financial Officer and Treasurer
September 4, 2008



AQUILA ROCKY MOUNTAIN EQUITY FUND

EXHIBIT INDEX

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.